UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2022

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street, Hamilton, HM 10, Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, $0.01 par value per share	“TRTN”	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	“TRTN PR A”	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	“TRTN PR B”	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	“TRTN PR C”	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	“TRTN PR D”	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	“TRTN PR E”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01.	Other Events.

On January 19, 2022, Triton Container International Limited (“TCIL”) and TAL International Container Corporation (“TALICC”), as co-issuers (the “Issuers”) and wholly-owned subsidiaries of Triton International Limited (the “Company”), completed the sale and issuance of $600,000,000 aggregate principal amount of 3.250% Senior Notes due 2032 (the “Notes”) pursuant to an Underwriting Agreement dated January 11, 2022 (the “Underwriting Agreement”) entered into among the Issuers, the Company and Citigroup Global Markets Inc., ING Financial Markets LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto (the “Underwriters”).

The Notes were issued pursuant to an Indenture, dated as of January 19, 2022 (the “Base Indenture”), among the Issuers, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of January 19, 2022, among the Issuers, the Company and the Trustee (the “Supplemental Indenture” and the Base Indenture, as so amended and supplemented by the Supplemental Indenture, the “Indenture”). The obligations of the Issuers under the Notes and the Indenture are fully and unconditionally guaranteed by the Company.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 initially filed with the Commission under the Securities Act of 1933 on August 28, 2020 (File No. 333-248482) , as amended by the post-effective amendment filed with Commission on January 11, 2022 (as amended, the “Registration Statement”).

The Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report), (ii) the Base Indenture (Exhibit 4.1 to this Current Report), (iii) the Supplemental Indenture (Exhibit 4.2 to this Current Report), (iv) the opinion of Mayer Brown LLP, as counsel to the Company and the Issuers, regarding the authorization (on behalf of TALICC) and validity and enforceability of the Notes and their related consent (Exhibits 5.1 and 23.1 to this Current Report), (v) the opinion of Appleby (Bermuda) Limited, as counsel to the Company and TCIL, regarding the due authorization (with respect to TCIL and the Company) of the Notes and the guaranty issued by the Company and their related consent (Exhibits 5.2 and 23.2 to this Current Report) and (vi) the list of subsidiary guarantors and issuers of guaranteed securities (Exhibit 22.1 to this Current Report).

On January 11, 2022, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 11, 2022, between and among Triton Container International Limited and TAL International Container Corporation, as co-issuers, Triton International Limited and Citigroup Global Markets Inc., ING Financial Markets LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto.

4.1	Indenture, dated as of January 19, 2022, between and among Triton Container International Limited and TAL International Container Corporation, as co-issuers, Triton International Limited, as guarantor, and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of January 19, 2022, between and among Triton Container International Limited and TAL International Container Corporation, as co-issuers, Triton International Limited, as guarantor, and Wilmington Trust, National Association, as trustee.

4.3	Form of Global Note evidencing the 3.250% Senior Notes due 2032 (included in Exhibit 4.2 and incorporated by reference herein).

5.1	Opinion of Mayer Brown LLP.

5.2	Opinion of Appleby (Bermuda) Limited.

22.1	Subsidiary Guarantors and Issuers of Guaranteed Securities

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

23.2	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.2).

99.1	Press Release, dated January 11, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2022	TRITON INTERNATIONAL LIMITED

	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary